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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 30, 2003

AVOCENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State of Incorporation)	000-30575 (Commission File Number)	91-2032368 (I.R.S. Employer Identification No.)
4991 CORPORATE DRIVE HUNTSVILLE, ALABAMA 35805 (Address of Principal Executive Offices / Zip Code)
(256) 430-4000 (Registrant's telephone number, including area code)

Item 9.    Regulation FD Disclosure.

        On January 30, 2003, Avocent Corporation publicly disseminated a press release announcing the financial results for its fourth quarter and year ended December 31, 2002. The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.5 hereto.

SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVOCENT CORPORATION
Dated: January 30, 2003	By:	/s/ DOUGLAS E. PRITCHETT Douglas E. Pritchett Senior Vice President of Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Document	Page Nos.
Press Release dated January 30, 2003	Exhibit 99.5, 1-6

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  Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX